SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 3rd day of September, 2004.

AMONG:

WATER-CAPITAL-HOLDING LTD., a company duly formed under the laws of Dubai and the United Arab Emirates, having an address c/o Meyer-Reumann, Legal Consultancy, World Trade Center, level 13, P.O. Box 9353, Dubai, United Arab Emirates

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

V G TECH, INC., a corporation duly formed under the laws of Nevada with its principal office at 4676 West 6th Avenue, Suite A, Vancouver, British Columbia, Canada V6K 1V7

(hereinafter called the "Purchaser")

OF THE SECOND PART

AND:

AQUA SOCIETY GMBH, a company with limited liability duly formed under the laws of Germany with its principal office at Raiffeisenstrasse 1, D-61169, Friedberg, Germany

(hereinafter called the "Company")

OF THE THIRD PART

AND:

STEVE LIVINGSTON of 2345 West 15th Avenue, Vancouver, British Columbia, Canada V6K 249

(hereinafter called the "Principal Shareholder")

OF THE FOURTH PART

WHEREAS:

A.                The Purchaser has offered to purchase all of the issued and outstanding shares of the Company;

B.                The Vendor has agreed to sell to the Purchaser all of the issued and outstanding shares of the Company held by the Vendor on the terms and conditions set forth herein;

C.                 In order to induce the Vendor to sell the shares of the Company to the Purchaser, the Principal Shareholder has agreed to transfer to the Vendor certain shares of the Purchaser;

D.                 In order to record the terms and conditions of the agreement among them the parties wish to enter into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendor and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.                INTERPRETATION

1.1                                 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)	"Business" means the business in which the Company is engaged, namely:

(i) the sale of equipment for the extraction of potable water from the atmosphere; and

(ii) any other enterprise that is directly related to the foregoing.

(b)
"Closing Date" means the fifth business day following the day on which the Company delivers the financial statements referred to in Article 5 to the Purchaser or such other date as may be mutually agreed upon by the parties hereto but in any event not more than 60 days from the date of this Agreement.

(c)
"Company Financial Statements" means those financial statements of the Company, audited in accordance with Generally Accepted Accounting Principals of the United States of America, as at July 31, 2004, which are attached as Schedule "A" hereto.

(d)	"Company Shares" means the one share of common stock in the capital of the Company held by the Vendor, being all of the issued and outstanding shares of the Company.

(e)	"Principal Shares" means the 36,000,000 presently issued restricted common shares of the Purchaser to be transferred to the Vendor as described in paragraph 2.5.

(f)	"Purchaser Audited Financial Statements" means those audited financial statements of the Purchaser as at September 30, 2003, attached as Schedule "B" hereto.

(g)	"Purchaser Financial Statements" means, collectively, the Purchaser Audited Financial Statements and the Purchaser Unaudited Financial Statements.

(h)	"Purchaser Shares" means those fully paid and non-assessable post-split shares in the common stock of the Purchaser to be issued by the Purchaser to the Vendor as set out in Article 2.

(i)	"Purchaser Unaudited Financial Statements" means those unaudited financial statements of the Purchaser as at June 30, 2004, attached as Schedule "B" hereto.

(j)
"Purchaser Warrants" means those special warrants, in the form attached as Schedule "I" hereto, entitling the holder to acquire one share in the common stock of the purchaser for each special warrant held, to be issued by the Purchaser to the Vendor pursuant to Article 2.

(k)	"Securities Act" means the United States Securities Act of 1933.

1.2                                  All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3                                  The following schedules are attached to and form part of this Agreement:

                Schedule A - Company Financial Statements
                Schedule B - Purchaser Financial Statements
                Schedule C - Employment, Service & Pension Agreements of the Company
                Schedule D - Real Property & Leases of the Company
                Schedule E - Encumbrances on the Company's Assets
                Schedule F - Company Litigation
                Schedule G - Purchaser Litigation
                Schedule H - Registered Trademarks, Trade Names & Patents of the Company
                Schedule I - Form of Purchaser Warrants

2.                SHARE EXCHANGE AND PURCHASE OF SHARES

2.1                                 The Vendor hereby covenants and agrees to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendor, the Company Shares held by the Vendor.

2.2                                In consideration for the sale of the Company Shares by the Vendor to the Purchaser, the Purchaser shall:

                (a)                 allot and issue to the Vendor the Purchaser Shares; and

                (b)                 issue to the Vendor the Purchaser Warrants.

2.3                 The total number of Purchaser Shares to be allotted and issued by the Purchaser to the Vendor and the Nominees shall be 10,000,000 shares.

2.4                 The total number of Purchaser Warrants to be issued by the Purchaser to the Vendor and the Nominees shall be 34,000,000 special warrants.

2.5                                In consideration for the Vendor entering into this Agreement and completing the sale of the Company Shares to the Purchaser, the Principal Shareholder agrees to transfer the Principal Shares to the Vendor on the Closing Date.

2.6                                 The Vendor acknowledges that the Purchaser Shares are "restricted securities" within the meaning of the Securities Act and will be issued to the Vendor in accordance with Regulation S of the Securities Act. Any certificates representing the Purchaser Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".

2.7                                 The Vendor acknowledges that the Purchaser Warrants and the securities to be issued upon their exercise are "restricted securities" within the meaning of the Securities Act and will be issued to the Vendor in accordance with Regulation S of the Securities Act. Any certificates representing the Purchaser Warrants will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

"THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THESE SPECIAL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SPECIAL WARRANTS MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SPECIAL WARRANTS OR THE SECURITIES TO BE ISSUED ON THE EXERCISE OF THESE SPECIAL WARRANTS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON AS THAT TERM IS DEFINED BY REGULATION S UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION TO REGISTRATION IS AVAILABLE."

3.                 COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND THE COMPANY

                                The Vendor and the Company jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

3.1                                 The Company has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Germany; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its business plan.

3.2                                 The stated share capital of the Company is ¬ 25,000 with one share issued and outstanding.

3.3                                 The Company Shares owned by the Vendor are owned by it as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.4                                 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Company Shares held by it.

3.5                                 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

3.6                                 The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7                                 The Company will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company.

3.8                                 The Company is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9                                 The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

3.10                                The Company Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Company as at the date thereof and there will not be, prior to the Closing Date, any increase in such liabilities.

3.11                                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Vendor may be a party.

3.12                                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Company and the Vendor, result in the violation of any law or regulation of Germany or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the Company or the Business may be subject.

3.13                                This Agreement has been duly authorized, validly executed and delivered by the Company and the Vendor.

3.14                                The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

3.15                                Except in connection with the real property leases described on Schedule D hereto, no capital expenditures in excess of $5,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

3.16                                Except as disclosed in the Schedules hereto, the Company is not a party to any written or oral employment, service or pension agreement, and, the Company does not have any employees who cannot be dismissed on not more than one months notice without further liability.

3.17                                Except as disclosed in the Schedules hereto, the Company does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

3.18                                Except as disclosed in the Schedules hereto, the Company is not the owner, lessee or under any agreement to own or lease any real property.

3.19                                Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.20                                The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the Company and the Vendor, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.21                                Except as disclosed herein the Company does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind whatsoever, including, but not limited to, employment agreements, except:

(a)	agreements, contracts and commitments in the ordinary course of business;

(b)	service contracts on office equipment;

(c)	the employment, services and pension agreements described in the Schedules hereto; and

(d)	the lease described in the Schedules hereto.

3.22                                 Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Vendor are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.23                                The Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

3.24                                The Company has the right to use all of the registered trade marks and trade names, both domestic and foreign, in relation to the Business as set out in the Schedules hereto.

3.25                                To the best of the knowledge of the Company and the Vendor, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

3.26                                 To the best of the knowledge of the Company and the Vendor, the Company is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the Company is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.27                                All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

3.28                                Except as disclosed in the Company Financial Statements and salaries incurred in the ordinary course of business since the date thereof, the Company has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of the Company or to any person or corporate body not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by the Purchaser.

3.29                                The Company has made full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or the Vendor.

3.30                                There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Company Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.31                                The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.32                                The directors and officers of the Company are as follows:

Name	Position
Achim Stamm	Managing Director

3.33                                The Vendor represents and warrants to the Purchaser and the Principal Shareholder that the Vendor is not a "U.S. Person" as defined by Regulation S of the United States Securities Act of 1933 and is not acquiring the Purchaser Shares for the account or benefit of a U.S. Person.

3.34                                The Vendor represents and warrants to the Purchaser that it is acquiring the Purchaser Shares for investment purposes, only, with no present intention of dividing its interest with others or reselling or otherwise disposing of any or all of the Purchaser Shares.

3.35                                The Vendor acknowledges that the Vendor was not in the United States at the time the offer to acquire the Purchaser Shares was received it.

4.                 COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE PRINCIPAL SHAREHOLDER

                                The Purchaser and the Principal Shareholder covenant with and represent and warrant to the Vendor and the Company as follows and acknowledge that the Vendor is relying upon such covenants, representations and warranties in entering into this Agreement:

4.1                                The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the United States Securities Exchange Act of 1934 and is in good standing with respect to all filings required to be made under such statutes with the United States Securities and Exchange Commission; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2                                 The authorized capital of the Purchaser consists of 100,000,000 shares of common stock with a par value $0.001 per share, of which 69,908,000 shares are currently issued and outstanding as fully paid and non-assessable.

4.3                                 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Purchaser.

4.4                                 The Purchaser will not, without the prior written consent of the Vendor, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Purchaser.

4.5                                 The directors and officers of the Purchaser are as follows:

Name	Position
Steve Livingston	Director, President, Secretary and Treasurer

4.6                                The Purchaser Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as at the date thereof.

4.7                                 The Purchaser Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as of the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

4.8                                 There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser since the date of the Purchaser Unaudited Financial Statements except as may be disclosed by the Purchaser in Current Reports on Form 8-K filed with the United States Securities and Exchange Commission.

4.9                                 The Purchaser has made full disclosure to the Company of all material aspects of the Purchaser's business and has made all of its books and records available to the representatives of the Company in order to assist the Company in the performance of its due diligence searches and no material facts in relation to the Purchaser's business have been concealed by the Purchaser.

4.10                                The Purchaser is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

4.11                                Except as disclosed in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

4.12                                The Purchaser's common shares are quoted on the NASD OTC Bulletin Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the NASD OTC Bulletin Board applicable to the Purchaser or its operations.

4.13                                The Purchaser does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

4.14                                The Purchaser does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

4.15                                The business of the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendor.

4.16                                No liability, cost or expense will be incurred or payable by the Purchaser in connection with the disposition of any of its properties.

4.17                                No capital expenditures in excess of $5,000 have been made or authorized by the Purchaser since the date of the Purchaser Audited Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Purchaser after the date hereof and up to the Closing Date without the prior written consent of the Vendor.

4.18                                The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser.

4.19                                The Purchaser has good and marketable title to its properties and assets as set out in the Purchaser Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

4.20                                The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of the Purchaser in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date other than to effect any changes set out in Article 5.

4.21                                There are no material liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Purchaser Audited Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Purchaser Audited Financial Statements, none of which has been materially adverse to the nature of the Purchaser's business, results of operations, assets, financial condition or manner of conducting the Purchaser's business.

4.22                                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party.

4.23                                The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject.

4.24                                This Agreement has been duly authorized, validly executed and delivered by the Purchaser.

4.25                                The Purchaser has no contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

4.26                                No agreement has been made with Purchaser in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against the Company or the Vendor for a finder's fee, brokerage commission or similar payment.

5.                ACTS IN CONTEMPLATION OF CLOSING

5.1                                 The Company covenants and agrees with the Purchaser and the Principal Shareholder to, prior to or on the Closing Date, deliver to the Purchaser the Company Financial Statements to be reviewed and commented upon or audited by the Purchaser or the Purchaser's agent as may required by Item 310 of Regulation SB of the United States Securities and Exchange Commission in order to permit the Purchaser to make the United States Securities and Exchange Commission filings required in respect of the purchase and sale of the shares of the Company in accordance with this Agreement.

6.                CONDITIONS OF CLOSING

6.1                                 All obligations of the Purchaser under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)
Except as affected by the completion of the acts set out in Article 5, the respective representations and warranties of the Vendor and the Company contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and signed under seal by the Vendor and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3 and 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

(b)
the Company shall have caused to be delivered to the Purchaser either a certificate of an officer of the Company or, at the Purchaser's election, an opinion of legal counsel acceptable to the Purchaser's legal counsel, in either case, in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

(i)
the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)
the Company has been duly incorporated, organized and is validly existing under the laws of Germany, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

	(iii)	the issued and authorized capital of the Company is as set out in this Agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

(iv)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

(v)
the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of Germany , and, in particular but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Vendor and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Germany or of any other country or state in which a Vendor is resident or the Company carries on business;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)
At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

(d)		No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e)		The Company shall have completed or be able to complete on the Closing Date those acts required to have been done by it in contemplation of closing as set out in Article 5.

6.2                                In the event any of the foregoing conditions contained in paragraph 6.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this Agreement by written notice to the Vendor and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

6.3                                All obligations of the Vendor under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)
The representations and warranties of the Purchaser contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Company and the Vendor pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Vendor shall have received on the Closing Date a certificate dated as of the Closing Date, in a form satisfactory to the Vendor and signed under seal by two senior officers of the Purchaser, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendor.

(b)
The Purchaser shall have caused to be delivered to the Vendor either a certificate of an officer of the Purchaser or, at the Vendor's election, an opinion of legal counsel acceptable to counsel to the Vendor, in either case, in form and substance satisfactory to the Vendor, dated as of the Closing Date, to the effect that:

(i)
the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the United States Securities and Exchange Commission;

	(ii)	the issued and authorized capital of the Purchaser is as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)
all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Purchaser Warrants to be duly and validly issued to the Vendor and the Purchaser Shares to be duly and validly allotted and issued to and registered in the name of the Vendor;

(iv)
the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the issuance and delivery of the Purchaser Shares and the Purchaser Warrants to the Vendor, in consideration of the purchase of the Company Shares from the Vendor, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Purchaser has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)
At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser from that shown on or reflected in the Purchaser Audited Financial Statements.

(d)	The Purchaser shall have completed or be able to complete on the Closing Date those acts required to have been done by it in contemplation of closing as set out in Article 5.

6.4                                 In the event that any of the conditions contained in paragraph 6.3 hereof shall not be fulfilled or performed by the Purchaser at or before the Closing Date to the reasonable satisfaction of the Vendor then the Vendor shall have all the rights and privileges granted to the Purchaser under paragraph 6.2, mutatis mutandis.

7.                CLOSING ARRANGEMENTS

7.1                                The closing shall take place on the Closing Date at the offices of O'Neill Law Group PLLC at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada V6E 3P3.

7.2                                 On the Closing Date, upon fulfilment of all the conditions set out in Article 6 which have not been waived in writing by the Purchaser or by the Vendor, as the case may be, then:

(a)	the Vendor shall deliver to the Purchaser:

(i)
certificates representing all the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all applicable security transfer taxes paid;

	(ii)	the certificates and officer's certificate or opinion referred to in paragraph 6.1; and

	(iii)	evidence satisfactory to the Purchaser and its legal counsel of the completion by the Company and the Vendor of those acts referred to in paragraph 5.1.

(b)	the Vendor and the Company shall cause the Company Shares to be transferred into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the Company;

(c)	the Purchaser shall issue and deliver to the Vendor:

(i)
certificates representing the Purchaser Shares and the Purchaser Warrants duly endorsed with legends, acceptable to the Purchaser's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States or any state, including, but not limited to, the non-transferability of such shares for a period of one year from the Closing Date;

(ii) the certificates and officer's certificate or opinion referred to in paragraph 6.3; and

(iii)
sequential resignations and directors resolutions such that all of the directors and officers of the Purchaser will have resigned and the following will have been appointed directors and/or officers of the Purchaser immediately following closing:

Name	Position
Achim Stamm	Director, President, Secretary and Treasurer

(d)

The Principal Shareholder shall deliver to the Vendor the certificates representing all the Principal Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all applicable security transfer taxes paid.

8.                ACTS TO BE TAKEN AFTER CLOSING

8.1                                The Purchaser covenants and agrees with the Company and the Vendor to, as soon as is reasonably practicable following the Closing Date, seek the approval of its shareholders to amend the articles of the Purchaser by:

(a)	changing the name of the Purchaser to "Aqua Society, Inc."; and

(b)	increasing the number of shares of common stock that the Purchaser is authorized to issue to 200,000,000 shares,

and, subject to the Purchaser obtaining such shareholder approval, to forthwith take such actions as are necessary to effect those amendments to the articles of the Purchaser.

9.                GENERAL PROVISIONS

9.1                                Time shall be of the essence of this Agreement.

9.2                                 This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

9.3                                 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this Agreement without the consent of the Company which consent may be withheld for any reason whatsoever.

9.4                                 Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

9.5                                 This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

9.6                                 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

9.7                                 No claim shall be made by the Company or the Vendor against the Purchaser, or by the Purchaser against the Company or the Vendor, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $5,000.

-- INTENTIONALLY LEFT BLANK --

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

THE COMMON SEAL OF
AQUA SOCIETY GMBH
was hereunto affixed in the presence of:	c/s

Authorized Signatory

THE COMMON SEAL OF
V G TECH, INC.	c/s
was hereunto affixed in the presence of:

Authorized Signatory

THE COMMON SEAL OF
WATER-CAPITAL-HOLDING LTD.	c/s
was hereunto affixed in the presence of:

Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY STEVE LIVINGSTON
in the presence of:

Signature of Witness	STEVE LIVINGSTON

Name

Address

SCHEDULE "A"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

V G TECH, INC.

(A Development Stage Company)

REPORT AND FINANCIAL STATEMENTS

September 30, 2003, and 2002

(Stated in US Dollars)

INDEPENDENT AUDITORS' REPORT

To the Stockholders,

V G Tech, Inc.

We have audited the accompanying balance sheets of V G Tech, Inc. (A Development Stage Company) as of September 30, 2003 and 2002 and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three year period ended September 30, 2003 and for the period March 2, 2000 (Date of Incorporation) to September 30, 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of V G Tech, Inc. as of September 30, 2003 and 2002 and the results of its operations and its cash flows for each of the years in the three years ended September 30, 2003 and from March 2, 2000 (Date of Incorporation) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company is in the development stage, and has no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations.  These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	“AMISANO HANSON”
October 9, 2003	Chartered Accountants

 #

V G TECH, INC.

(A Development Stage Company)

BALANCE SHEETS

September 30, 2003 and 2002

(Stated in US Dollars)

ASSETS	2003	2002
Current
Cash	$ 1,913	$ -
Advances receivable – Notes 3 and 10	4,005	3,142
Capital assets – Note 4	8,101	5,021

	$ 14,019	$ 8,163

LIABILITIES
Current
Accounts payable and accrued liabilities	$ 16,000	$ -
Loans payable – Note 5	39,340	-

	55,340	-

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Common stock, $0.001 par value
25,000,000 shares authorized
17,515,000 (2002: 17,477,000) shares issued and outstanding	17,516	17,478
Capital in excess of par value	75,429	74,707
Deficit accumulated during the development stage	(134,266)	(84,022)

	(41,321)	8,163

	$ 14,019	$ 8,163

Nature and Continuance of Operations - Note 1

Commitment – Note 8

 #

SEE ACCOMPANYING NOTES

V G TECH, INC.
(A Development Stage Company)STATEMENTS OF OPERATIONS

for the years ended September 30, 2003, 2002 and 2001,

and for the period March 2, 2000 (Date of Incorporation) to September 30, 2003

(Stated in US Dollars)

				March 2, 2000
				(Date of Incor-
				poration) to
	September 30,			September 30,
	2003	2002	2001	2003
Revenue
Sales	$ 4,423	$ -	$ -	$ 4,423

Expenses
Accounting and auditing fees	14,701	-	480	15,361
Advertising	-	-	-	2,202
Amortization	1,510	1,441	1,882	5,898
Bank charges and interest	286	-	209	584
Consulting fees – Note 10	25,197	-	-	43,097
Legal fees	2,148	-	19,045	21,193
Management fees	-	-	7,111	7,558
Office and miscellaneous	1,835	-	3,694	8,087
Printing	608	-	1,455	3,291
Telephone	1,522	-	1,605	4,323
Transfer agent and filing fees	3,488	-	-	3,488
Travel	2,319	-	-	2,319
Website costs	220	-	6,670	20,455

	53,834	1,441	(42,151)	137,856

Net loss before other item:	(49,411)	(1,441)	(42,151)	(133,433)
Other item:
Loss on disposal of capital asset	(833)	-	-	(833)

Net loss for the period	$ (50,244)	$ (1,441)	$ (42,151)	$ (134,266)

Basic loss per share	$ (0.00)	$ (0.00)	$ (0.00)

Weighted average number of shares outstanding – Note 9	17,505,500	17,477,000	17,021,000

 3

SEE ACCOMPANYING NOTES

V G TECH, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

for the years ended September 30, 2003, 2002 and 2001,

and for the period March 2, 2000 (Date of Incorporation) to September 30, 2003

 (Stated in US Dollars)

				March 2, 2000
				(Date of Incor-
				poration) to
	September 30,			September 30,
	2003	2002	2001	2003
Cash flows used in Operating Activities
Net loss for the period	$ (50,244)	$ (1,441)	$ (42,151)	$ (134,266)
Add item not involving cash:
Amortization	1,510	1,441	1,882	5,898
Issuance of common stock for expenses	-	-	-	1,800
Loss on disposal of capital assets	833	-	-	833
Changes in non-cash working capital items
Accounts payable and accrued liabilities	16,000	-	-	16,000

	(31,901)	-	(40,269)	(109,735)

Cash flow used in Investing Activities
Advances receivable	(863)	-	(1,424)	(4,005)
Acquisition of capital assets	(5,423)	-	-	(14,832)

	(6,286)	-	(1,424)	(18,837)

Cash flow from Financing Activities
Issuance of common stock	760	-	39,480	91,145
Loans payable	39,340	-	-	39,340

	40,100	-	39,480	130,485

Increase (decrease) in cash during the period	1,913	-	(2,213)	1,913

Cash, beginning of the period	-	-	2,213	-

Cash end of the period	$ 1,913	$ -	$ -	$ 1,913

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$ -	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -	$ -

 4

SEE ACCOMPANYING NOTES

V G TECH, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

for the period March 2, 2000 (Date of Incorporation) to September 30, 2003

(Stated in US Dollars)

				Deficit
				Accumulated
			Capital in	During the
	Common Stock		Excess of	Development
	Number*	Par Value	Par Value	Stage	Total
Capital stock issued
For services – at $0.002	9,000,000	$ 9,000	$ (7,200)	$ -	$ 1,800
For cash – at $0.01	5,090,500	5,091	45,814	-	50,905
Net loss for the period	-	-	-	(40,430)	(40,430)

Balance, September 30, 2000	14,090,500	14,091	38,614	(40,430)	12,275
Capital stock issued
For cash – at $0.01	2,825,000	2,825	25,425	-	28,250
– at $0.02	561,500	562	10,668	-	11,230
Net loss for the period	-	-	-	(42,151)	(42,151)

Balance, September 30, 2001	17,477,000	17,478	74,707	(82,581)	9,604
Net loss for the period	-	-	-	(1,441)	(1,441)

Balance, September 30, 2002	17,477,000	17,478	74,707	(84,022)	8,163
Capital stock issued
For cash – at $0.02	38,000	38	722	-	760
Net loss for the period	-	-	-	(50,244)	(50,244)

Balance, September 30, 2003	17,515,000	$ 17,516	$ 75,429	$ (134,266)	$ (41,321)

*

The number of shares issued and outstanding and the allocation between par value and capital in excess of par value has been restated to give retroactive effect for a forward stock split on a five for one basis approved by the sole officer and director on January 2, 2003.

 5

SEE ACCOMPANYING NOTES

V G TECH, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2003 and 2002

(Stated in US Dollars)

Note 1

Nature and Continuance of Operations

The Company is in the development stage and is in the business of developing high end computer generated 3D digital illustrations and special effects for various industries.

These financial statements have been prepared on a going concern basis.  The Company has accumulated a deficit of $134,266 since inception and has a working capital deficiency of $53,427 at September 30, 2003.  Its ability to continue as a going concern is dependent upon the ability of the Company to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

The Company’s current working capital is not sufficient to support current commitments and operations and planned expansion for the next twelve months. The Company estimates that it will require approximately $130,000 to fund its operations and business plan for the next twelve months and may require an additional $70,000 to purchase certain capital assets if the current consulting agreement is discontinued. The Company’s services require further development and accordingly current sales are limited. The Company currently has no formal financing arrangements in place and can provide no assurance that additional funding will be available on acceptable terms to the Company.

The Company plans to obtain additional financing by loans from its director and president however there is no guarantee that additional funds will be loaned. The Company may also solicit loans from other non-affiliated individuals however there is no assurance that such loans can be negotiated or that such financing will be available on terms favourable to the Company. The Company may also obtain additional financing by the sale of its common stock, however the Company is not publicly listed nor is its stock currently quoted or traded and currently there are no plans for the sale of common stock. The Company’s services require further development and there can be no assurance that it will be successful in selling its services. During the subsequent year, the cost of developing services for sale is likely to exceed their sale proceeds.

The Company was incorporated in the State of Nevada, in the United States of America on March 2, 2000.

Note 2

Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.  Actual results may vary from these estimates.

 #

V G Tech, Inc.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2003 and 2002

(Stated in US Dollars) – Page #

Note 2

Summary of Significant Accounting Policies – (cont’d)

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Development Stage

The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

Capital Assets and Amortization

Capital assets are recorded at cost.  The Company provides for amortization using the declining balance method at the following annual rates:

Furniture and fixtures

20%

Computer equipment

30%

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“FAS 109”) which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

Basic Loss Per Share

The Company reports basic loss per share in accordance with the Statement of Financial Accounting Standards No. 128, “Earnings Per Share”.  Basic loss per share is computed using the weighted average number of shares outstanding during the period.

Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash and  accounts payable and accrued liabilities approximate their fair value due to the short maturity of such instruments.  Advances and loans payable also approximates their fair value.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

 #

V G Tech, Inc.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2003 and 2002

(Stated in US Dollars) – Page #

Note 2

Summary of Significant Accounting Policies – (cont’d)

Revenue Recognition

Revenue from services provided for the development of 3D digital illustration is recognized when services have been provided on a completed contract basis, no significant obligations remain to be performed and collection is reasonably assured.

Website Maintenance

Website maintenance costs are expensed as incurred.

Foreign Currency Translation

The Company uses Canadian dollars as its functional currency and US dollars as its reporting currency.  Current assets and liabilities are translated at the exchange rate in effect at the date of the balance sheet. Capital assets, stockholders’ equity, revenues and expenses are translated at the exchange rates in effect at the date of the transaction.  Any gains or losses arising as a result of such translations are not included in operations but are reported as a separate component of equity for cumulative translation adjustments.

New Accounting Standards

Management does not believe that any recently issued but not effective accounting standards if currently adapted could have a material affect on the accompanying financial statements.

Note 3

Advances Receivable – Note 10

Advances are due from a consultant to the Company.  This amount is unsecured, non-interest bearing and has no specific terms for repayment.

Note 4

Capital Assets

		2003		2002
		Accumulated
	Cost	Amortization	Net	Net
Furniture and fixtures	$ 9,969	$ 3,991	$ 5,978	$ 3,980
Computer equipment	2,363	240	2,123	1,041

	$ 12,332	$ 4,231	$ 8,101	$ 5,021

 #

V G Tech, Inc.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2003 and 2002

(Stated in US Dollars) – Page #

Note 5

Loans Payable

Loans payable are unsecured, non-interest bearing and have no specific terms for repayment.  Included in loans payable at September 30, 2003 is $22,340 due to the director of the Company.

Note 6

Deferred Tax Assets

The following table summarizes the significant components of the Company’s deferred tax assets:

Total
Deferred Tax Assets
Non-capital losses carryforward	$ 35,614
Valuation allowance for deferred tax asset	(35,614)

$ -

The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards that is likely to be realized from future operations.  The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

Note 7

Income Taxes

No provision for income taxes has been provided in these financial statements due to the net loss.  At September 30, 2003 the Company has net operating loss carryforwards, which expire commencing in 2022, totalling approximately $128,368, the benefit of which has not been recorded in the financial statements.

Note 8

Commitment

By a service agreement dated November 1, 2002, the Company agreed to pay $2,000 per month until November 30, 2003 to a graphic designer for consulting services.

Note 9

Share Capital

Pursuant to a directors resolution dated January 2, 2003 and effective on that date, the Company declared a forward stock split and increased its issued common stock on a five for one basis.  The number of shares and allocation between par value of capital in excess of value referred to in these financial statements has been restated wherever applicable to give retroactive effect on the forward stock split.

 #

V G Tech, Inc.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2003 and 2002

(Stated in US Dollars) – Page #

Note 10

Related Party Transactions – Note 5

During the years ended September 30, 2003, 2002 and 2001, and the period from March 2, 2000 (Date of Incorporation) to September 30, 2003, the Company incurred the following transactions with a director of the Company:

				(Audited)
				March 2, 2000
				(Date of Incor-
				poration) to
	Year ended September30,			September 30,
	2003	2002	2001	2003
Consulting fees	$ -	$ -	$ -	$ 1,800

This charge was measured by the exchange amount, which is the amount agreed upon by the transacting parties.

At September 30, 2002, the amount of the Advances receivable of $3,142, was due from the director of the Company. This amount was unsecured, non-interest bearing and had no specific terms for repayment.

Note 11

Economic Dependence

The Company received 100% of its sales revenue from one customer.

 #

V G TECH, INC.

(A Development Stage Company)

INTERIM FINANCIAL STATEMENTS

June 30, 2004

(Unaudited)

(Stated in US Dollars)

V G TECH, INC.

(A Development Stage Company)

INTERIM BALANCE SHEETS

June 30, 2004 and September 30, 2003

(Unaudited)

(Stated in US Dollars)

	June 30,	September 30,
ASSETS	2004	2003
Current Assets
Cash	$ 2,523	$ 1,913

Advances receivable	-	4,005
Capital assets	6,727	8,101

	$ 9,250	$ 14,019

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$ 16,621	$ 16,000
Loans payable – Note 4	56,835	39,340

	73,456	55,340

STOCKHOLDERS’ DEFICIENCY
Common stock, $0.001 par value
25,000,000 shares authorized 17,477,000 (September 30, 2003: 17,515,000) shares issued and outstanding	17,478	17,516
Capital in excess of par value	74,707	75,429
Deficit accumulated during the development stage	(156,391)	(134,266)

	(64,206)	(41,321)

	$ 9,250	$ 14,019

SEE ACCOMPANYING NOTES

V G TECH, INC.

(A Development Stage Company)

INTERIM STATEMENTS OF OPERATIONS

for the three and nine month periods ended June 30, 2004 and 2003 and for the period March 2, 2000 (Date of Incorporation) to June 30, 2004

(Unaudited)

(Stated in US Dollars)

					March 2, 2000
					(Date of Incor-
	Three months ended		Nine months ended		poration) to
	June 30,		June 30,		June 30,
	2004	2003	2004	2003	2004
Revenue
Sales	$ -	$ -	$ -	$ 1,273	$ 4,423

Expenses
Accounting and audit fees	1,791	3,360	5,895	11,239	21,256
Advertising	-	-	165	-	2,367
Amortization	458	453	1,374	1,007	7,272
Bank charges and interest	-	31	70	114	654
Consulting fees – Note 3	3,000	6,470	7,625	19,196	50,722
Legal fees	-	315	1,884	315	23,077
Management fees	-	-	-	-	7,558
Office and miscellaneous	-	1,126	1,078	2,584	9,165
Printing	-	608	658	608	3,949
Telephone	202	654	1,039	982	5,362
Transfer agent and filing fees	618	-	2,337	-	5,825
Travel	-	-	-	220	2,319
Website costs	-	-	-	1,170	20,455

	6,069	13,017	22,125	37,435	159,981

Loss before other item	(6,069)	(13,017)	(22,125)	(36,162)	(155,558)
Other item:
Loss on disposal of capital assets	-	-	-	-	(833)

Net loss for the period	$ (6,069)	$ (13,017)	$ (22,125)	$ (36,162)	$ (156,391)

Basic loss per share	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

Weighted average number of shares outstanding	17,477,000	17,515,000	17,495,584	17,502,333

V G TECH, INC.

(A Development Stage Company)

INTERIM STATEMENTS OF CASH FLOWS

for the nine month period ended June 30, 2004 and 2003

and for the period March 2, 2000 (Date of Incorporation) to June 30, 2004

(Unaudited)

(Stated in US Dollars)

			March 2, 2000
			(Date of Incor-
	Nine months ended		poration) to
	June 30,		June 30,
	2004	2003	2004
Cash flows from operating activities
Net loss for the period	$ (22,125)	$ (36,162)	$ (156,391)
Add items not involving cash:
Amortization	1,374	1,007	7,272
Issuance of common stock for expenses	-	-	1,800
Loss on disposal of capital assets	-	-	833
Changes in non-cash working capital items:
Accounts payable and accrued liabilities	621	11,300	16,621

	(20,130)	(23,855)	(129,865)

Cash flows from (used in) Investing Activities
Advances from related parties	4,005	-	-
Acquisition of capital assets	-	(5,423)	(14,832)

	4,005	(5,423)	(14,832)

Cash flows from Financing Activities
Issuance of capital stock		760	91,145
Cancellation of capital stock	(760)	-	(760)
Repayment of advances from a related party	-	3,142	-
Advances from a related party	-	8,740	-
Loans payable	17,495	17,000	56,835

	16,735	29,642	147,220

Net increase in cash during the period	610	364	2,523

Cash at beginning of the period	1,913	-	-

Cash at end of the period	$ 2,523	$ 364	$ 2,523

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -

V G TECH, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

for the period March 2, 2000 (Date of Incorporation) to June 30, 2004

 (Unaudited)

(Stated in US Dollars)

				Deficit
				Accumulated
			Capital in	During the
	Common Stock		Excess of	Development
	Number*	Par Value	Par Value	Stage	Total
Capital stock issued
For services – at $0.002	9,000,000	$ 9,000	$ (7,200)	$ -	$ 1,800
For cash – at $0.01	5,090,500	5,091	45,814	-	50,905
Net loss for the period	-	-	-	(40,430)	(40,430)

Balance, September 30, 2000	14,090,500	14,091	38,614	(40,430)	12,275
Capital stock issued
For cash – at $0.01	2,825,000	2,825	25,425	-	28,250
– at $0.02	561,500	562	10,668	-	11,230
Net loss for the period	-	-	-	(42,151)	(42,151)

Balance, September 30, 2001	17,477,000	17,478	74,707	(82,581)	9,604
Net loss for the period	-	-	-	(1,441)	(1,441)

Balance, September 30, 2002	17,477,000	17,478	74,707	(84,022)	8,163
Capital stock issued
For cash – at $0.02	38,000	38	722	-	760
Net loss for the period	-	-	-	(50,244)	(50,244)

Balance, September 30, 2003	17,515,000	17,516	75,429	(134,266)	(41,321)
Capital stock cancelled	(38,000)	(38)	(722)	-	(760)
Net loss for the period	-	-	-	(22,125)	(22,125)

Balance, June 30, 2004	17,477,000	$ 17,478	$ 74,707	$ (156,391)	$ (64,206)

*

The number of shares issued and outstanding and the allocation between par value and capital in excess of par value has been restated to give retroactive effect for a forward stock split on a five for one basis approved by the sole officer and director on January 2, 2003.

V G TECH, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2004

(Unaudited)

(Stated in US Dollars)

Note 1

Interim Financial Statements

While the information presented in the accompanying interim financial statements is unaudited, it includes all adjustments which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim period presented.  All adjustments are of a normal recurring nature.  It is suggested that these interim financial statements be read in conjunction with the Company’s September 30, 2003 annual financial statements.

Note 2

Continuance of Operations

The financial statements have been prepared using generally accepted accounting principles in the United States of America applicable for a going concern which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business.  At June 30, 2004, the Company has a working capital deficiency of $70,933 and has accumulated losses of $156,391 since its commencement.  Its ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities arising from normal business operations when they come due.

Note 3

Related Party Transactions – Note 4

During the interim periods, the Company incurred the following expense charged by the director of the Company:

March 2, 2000
(Date of Incor-
	Nine months ended		poration) to
	June 30,		June 30,
	2004	2003	2004
Consulting fees	$ -	$ -	$ 1,800

This expenditure was measured by the exchange amount, which is the amount agreed upon by the transacting parties.

Note 4

Loans Payable

The loans payable are unsecured, non-interest bearing and have no specific terms for repayment.  Included in loans payable at June 30, 2004 is $35,836 (September 30, 2003:  $22,340) due to the director of the Company.

SCHEDULE "B"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

COMPANY FINANCIAL STATEMENTS

AQUA SOCIETY GMBH
FRIEDBERG

Financial Statements
(US GAAP)

BDO Deutsche Warentreuhand Aktiengesellschaft
Wirtschaftsprüfungsgesellschaft

ha
41/2004/6

SCHEDULE "C"

to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

EMPLOYMENT, SERVICE & PENSION AGREEMENTS OF THE COMPANY

None.

SCHEDULE "D"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

REAL PROPERTY & LEASES OF THE COMPANY

None.

SCHEDULE "E"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

ENCUMBRANCES ON THE COMPANY'S ASSETS

None.

SCHEDULE "F"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

COMPANY LITIGATION

None.

SCHEDULE "G"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

PURCHASER LITIGATION

None.

SCHEDULE "H"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

REGISTERED TRADEMARKS, TRADE NAMES & PATENTS OF THE COMPANY

Description
German Patent Application No. 101 29 047.0	Fully sintered heat exchangers in all possible geometric forms for all application purposes.
German Publication No. DE 102 23 578 A 1	Device for the production of water for industrial/domestic use
International Publication No. WO 01/753181 A3	Transportable Cool Box System Technology
International Publication No. WO 01/753181 A2	Transportable Cool Box System Technology

SCHEDULE "I"

     to that Share Purchase Agreement
dated for reference as of the 3rd day of September, 2004

FORM OF PURCHASER WARRANTS

"THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THESE SPECIAL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SPECIAL WARRANTS MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SPECIAL WARRANTS OR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THESE SPECIAL WARRANTS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON AS THAT TERM IS DEFINED BY REGULATION S UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION TO REGISTRATION IS AVAILABLE."

SPECIAL WARRANT CERTIFICATE NO.	________________________SPECIAL WARRANTS entitling the holder to acquire, subject to adjustment, one share in the common stock of V G Tech, Inc. for each Special Warrant represented hereby.

SPECIAL WARRANT CERTIFICATE

V G TECH, INC.
(Incorporated under the laws of Nevada)

THIS IS TO CERTIFY THAT, for value received,

(the "Holder") is entitled, without any further payment therefor, to acquire in the manner and subject to the restrictions and adjustments set forth herein, during the Exercise Period (as defined below) and without the payment of any consideration, one fully paid and non-assessable share (a "Common Share") in the common stock of V G Tech, Inc. (the "Corporation") for each Special Warrant represented hereby.

"Exercise Period" means the period commencing on the date (the "Triggering Date") upon which the Corporation is authorized to issue at least 200,000,000 shares in the common stock of the Corporation and ending at 4:00 p.m. (Pacific Standard time) on the tenth business day after the Triggering Date (the "Termination Date").

The right to acquire Common Shares may only be exercised within the Exercise Period by the Holder:

i)	duly completing and executing the Exercise Form attached hereto; and

ii)	surrendering this special warrant certificate to the offices of the Corporation at 4676 West 6 th Avenue, Suite A, Vancouver, British Columbia, Canada, V6K 1V7.

This special warrant certificate shall be effectively surrendered (unless deemed to be surrendered) only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Corporation.

Any Special Warrants not exercised immediately prior to the expiry of the Exercise Period shall be deemed to be exercised and this special warrant certificate deemed to be surrendered without any further act by the Holder and the Common Shares to which the Holder is entitled shall be issued in the name of the Holder, effective on the first business day after the Termination Date.

Upon surrender (or deemed surrender) of this special warrant certificate, the person in whose name the Common Shares are issued shall be deemed for all purposes to be the holder of record of such Common Shares. The Corporation will cause certificates representing such Common Shares to be forthwith mailed by registered mail to such person at the address set out on this special warrant certificate or as specified in the Exercise Form.

If this special warrant certificate is mutilated, lost, destroyed or stolen the Corporation shall issue and deliver a new certificate representing the same number of Special Warrants as this certificate in lieu of and in substitution for such mutilated, lost, destroyed or stolen certificate. The applicant for the issue of the new special warrant certificate shall bear the costs of the issue thereof and shall furnish the Corporation with such evidence of ownership and of the loss, destruction or theft of the certificate and with such indemnity and surety bond as the Corporation may require.

Upon any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and upon any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the Holder, upon exercise of the Special Warrants following the occurrence of any of those events, shall be entitled to receive the same number and kind of securities that it would have been entitled to receive had it exercised its Special Warrants immediately prior to the occurrence of those events.

The holding of the Special Warrants evidenced by this certificate shall not constitute the Holder a shareholder of the Corporation or entitle the Holder to any right or interest in respect thereof except as expressly provided in this certificate.

The Special Warrants evidenced by this certificate are not transferable.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Corporation has caused this special warrant certificate to be signed by its duly authorized officer as of 9th day of September, 2004.

V G TECH, INC.

By:
Authorized Signatory

EXERCISE FORM

TO:	V G Tech, Inc. (the "Corporation")
4676 West 6 th Avenue, Suite A
Vancouver, British Columbia, V6K 1V7

The undersigned hereby exercises the right to acquire ________________________________ shares (the "Common Shares") in the common stock of the Corporation as provided in the special warrant certificate surrendered herewith according to the conditions thereof.

The certificates for the Common Shares are to be issued as follows:

NAME:
(please print)

ADDRESS:

                Note: If further certificates required, please attach (and initial) schedule giving these particulars.

DATED this ________day of ______________________________________, _______________.

Signature Guaranteed	Signature of Special Warrant Holder
(see Instruction no. 2)

Name (please print)

Instructions

1.
The registered special warrant holder may exercise its right to acquire Common Shares by completing this form and surrendering it and the special warrant certificate representing the Special Warrants being exercised to the Corporation at the address set out above. Certificates for Common Shares will be made available for pick-up or mailed by registered mail forthwith after the exercise of the Special Warrants.

2.
If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the special warrant certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judiciary or representative capacity, it must be accompanied by evidence of authority to sign satisfactory to the Corporation.